February 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated February 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class B	Class B1	Class C	Class R	Advisor Class
FKINX	FBICX	FICBX	FCISX	FISRX	FRIAX

SUMMARY PROSPECTUS
Franklin Income Fund

Investment Goal

To maximize income while maintaining prospects for capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 102 in this Prospectus and under “Buying and Selling Shares” on page 41 of the Fund’s statement of additional information. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class B1[1]	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	4.00%	1.00%	None	None

1. New or additional investments into Class B/B1 are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class B1	Class C	Class R	Advisor Class
Management fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and service (12b-1) fees	0.15%	1.00%	0.64%	0.65%	0.50%	None
Other expenses	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Total annual Fund operating expenses	0.68%	1.53%	1.17%	1.18%	1.03%	0.53%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 492	$ 633	$ 788	$ 1,236
Class B	$ 556	$ 783	$ 1,034	$ 1,594
Class B1	$ 519	$ 672	$ 844	$ 1,284
Class C	$ 220	$ 375	$ 649	$ 1,432
Class R	$ 105	$ 328	$ 569	$ 1,259
Advisor Class	$ 54	$ 170	$ 296	$ 665
If you do not sell your shares:
Class B	$ 156	$ 483	$ 834	$ 1,594
Class B1	$ 119	$ 372	$ 644	$ 1,284
Class C	$ 120	$ 375	$ 649	$ 1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities. The Fund may shift its investments from one asset class to another based on the managers' analysis of the best opportunities for the Fund’s portfolio in a given market. The equity securities in which the Fund invests consist primarily of common stocks. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, mortgage and asset-backed securities, debentures, and shorter term instruments. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields the manager believes are attractive. The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as "junk bonds"), including a portion in defaulted securities. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors such as utilities, financials, energy, healthcare and telecommunications, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors from time to time. The Fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts.

The Fund's investment manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It generally performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating organizations. In analyzing both debt and equity securities, the manager considers a variety of factors, including a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
  the experience and strength of the company's management;
  the company's changing financial condition and market recognition of the change;
  the company's sensitivity to changes in interest rates and business conditions; and
  the company's debt maturity schedules and borrowing requirements.

When choosing equity investments for the Fund, the investment manager applies a "bottom-up," long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Credit   An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Lower-Rated Securities   Companies issuing lower-rated or "high yield" debt securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high yield debt securities generally fluctuate more than those of higher credit quality.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Interest Rate   When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

Sectors   To the extent that the Fund focuses on particular sectors of the market from time to time, the Fund may carry greater risks of adverse developments in such sectors than a fund that invests in a wider variety of sectors.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market   The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity or the results of supply and demand.

Prepayment   Some debt securities may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1, 5 and 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	18.79%
Worst Quarter:	Q3'08	-15.45%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Franklin Income Fund - Class A
Return Before Taxes	29.57%	2.81%	7.29%
Return After Taxes on Distributions	26.13%	0.58%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares	19.11%	1.27%	4.77%
Franklin Income Fund - Class B	30.12%	2.53%	6.96%
Franklin Income Fund - Class B1	31.00%	2.97%	7.34%
Franklin Income Fund - Class C	33.77%	3.24%	7.25%
Franklin Income Fund - Class R	35.00%	3.37%	7.35%
Franklin Income Fund - Advisor Class	35.43%	3.86%	7.92%
S&P 500® Index (Index reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Barclays Capital U.S. Aggregate Index (Index reflects no deduction for fees, expenses, or taxes)[1]	5.93%	4.97%	6.33%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average (Index reflects no deduction for fees, expenses, or taxes)[2]	22.83%	2.14%	2.44%

1. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

2. The index shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

Historical performance for Class R shares prior to their inception is based on the performance of Class A shares. Class R performance has been adjusted to reflect differences in sales charges and expenses between classes.

The new Class B performance shown reflects a restatement of the old Class B (now Class B1) performance to include the Rule 12b-1 fee applicable to the new Class B as though it was in effect from the inception of old Class B (now Class B1) shares.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

EDWARD D. PERKS, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since 2002.

CHARLES B. JOHNSON   Chairman of Franklin Resources, Inc. and portfolio manager of the Fund since 1957.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our Web site at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to "Your Account" beginning on page 102 of this Prospectus.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Income Fund

Investment Company Act file #811-00537
00070362	109 PSUM 02/10